                                                                   EXHIBIT 10.16

                       1993 INCENTIVE COMPENSATION PLAN
                                 PLAN DOCUMENT

                           ARCH MINERAL CORPORATION
                       1993 INCENTIVE COMPENSATION PLAN
                       --------------------------------

1.   PURPOSE OF THE PLAN
     -------------------

     The purpose of the Plan is to provide an opportunity for key employees of the Company to earn annual cash compensation awards through achievement of performance goals.

2.   DEFINITIONS
     -----------

     A. "AVERAGE BUDGETED COSTS" are the Company budgeted costs for the plan year and subsequent four plan years as approved by the Board.

     B. "AWARD" or "INCENTIVE COMPENSATION AWARD" means that amount of Award earned by a Participant for a Plan Year in accordance with Section 5.

     C. "BASE SALARY" means all cash pay earned by a Participant from the Company for his or her personal services while a Participant during a Plan Year, plus any amount contributed by the Participant under a salary reduction arrangement pursuant to the Arch Mineral Corporation Employee Thrift Plan for such year, but less any Award or bonus earned or received during such year.

     D. "BUDGETED COSTS" are the Company budgeted costs for the Plan Year as approved by the Board.

     E.   "BOARD" means the Board of Directors of the Company.

     F.   "CEO" means Chief Executive Officer of the Company.

     G.   "COMPANY" means Arch Mineral Corporation.

     H. "CORPORATE PARTICIPANT" means a Participant employed at Arch Mineral Corporation or a non-coal producing subsidiary or division thereof.

     I. "DIVISION" means a coal producing division or Subsidiary of a Unit Subsidiary.

     J. "DIVISION PARTICIPANT" means a participant employed at a coal producing division or subsidiary of a coal producing Unit Subsidiary.

     K. "INDIVIDUAL PERFORMANCE AWARD" is the portion of the maximum potential award which is based on the individual performance of the Participant.

     L. "LOST TIME ACCIDENT RATE" is the rate defined under Part 50 of Title 30 of the Code of Federal Regulations. Participants responsible for multiple mines will be rated using a weighted average Lost Time Accident Rate.

     M. "QUANTITATIVE AWARD" is the portion of the maximum potential award which is based on the achievement of various measurable goals. Aggregate award limitations for the Plan Year may also limit the quantitative award.

     N. "MAXIMUM POTENTIAL AWARD" shall mean the maximum award to which a Participant may be entitled to receive in a Plan Year under the Plan. The Maximum Potential Award shall consist of two parts: (i) the Individual Performance Award; and (ii) the Quantitative Award.

     O. "NET INCOME" shall mean the net income of the Company (without reduction for dividends, if any, or other distributions, if any, to shareholders) as determined by its independent accountants in accordance with generally accepted accounting principles consistently applied and as reported in the Company financial statements for the Plan Year. Adjustments to net income may be approved by the Board in its sole discretion for items not deemed by the Board to be under management control or to add or eliminate items or events which distort the actual results for a Plan Year.

     P. "PARTICIPANT" means an employee who has been nominated by the CEO and approved by the Board to participate in the Plan.

     Q. "PLAN" means the Arch Mineral Corporation 1993 Incentive Compensation Plan.

     R.   "PLAN YEAR" means the calendar year.

     S. "RETURN ON EQUITY" means a percentage determined by dividing the Company's net income (as reported on its audited financial statements) by the average of the Shareholder Common Equity at the beginning and at the end of the Plan Year (as reported on its audited financial statements) and multiplying by 100. Adjustments, if any, may be approved by the Board in its sole discretion for items not deemed by the Board to be under management control.

     T. "TOTAL COST PER TON" is the total cash and non-cash budgeted cost per ton per mine as approved by the Board prior to the beginning of a Plan Year. Total Cost includes all cash and non-cash costs except contract amortization, operating taxes, royalties and non-controllable transportation cost. Direct administration is also included but Corporate/ACS administration is not. The Total Cost Per Ton amount will not be modified for budget adjustments made during a Plan Year. Participants responsible for multiple mines will be rated using a weighted average Total Cost Per Ton.

     U. "TOTAL TONS SOLD" is the Total Tons Sold per mine as approved by the Board prior to the beginning of a Plan Year. If a Division has not budgeted total tons sold for each of its mines, the total tons sold per mine shall be the ratio of the budgeted total tons produced for the mine as compared to the budgeted total tons produced for all of the mines in the Division. Total Tons Sold will not be modified for budget adjustments made during a Plan Year. Participants responsible for multiple mines will be rated using a weighted average Total

          Tons Sold.

     V. "UNIT SUBSIDIARY" means a large coal producing Subsidiary of the Company that consists of two or more coal producing Divisions.

     W. "UNIT SUBSIDIARY PARTICIPANT" means a participant who is employed at a coal producing Unit Subsidiary of the Company.

3.   ELIGIBILITY
     -----------

     Five levels of participation in the Plan are hereby established. Levels may be modified, added or subtracted from time to time by the Board.

     A. New Participants may only enter the Plan with prior approval from the Board. Maximum Potential Awards will be prorated using the ratio of days the Participant is in the Plan compared to the total days in a Plan Year.

     B. Participants will cease to be participants in the Plan effective the date they no longer hold a position which has been approved by the Board as a participating position.

     The following levels are initially set in the Plan as stated in Attachment
     A.

Prior to the beginning of each Plan Year, the Board shall approve the employees of the Company who shall participate in the Plan for such Plan Year.

4.   MAXIMUM POTENTIAL AWARD
     -----------------------

The Maximum Potential Award is a percentage of the base salary of the participant and is different for each level of participation in the Plan. The Maximum Potential Award may be modified from time to time by the Board. Any modifications shall be made prior to the beginning of the Plan Year.

The Maximum Potential Award base salary percentage for each level of participation is as follows:

                               Maximum Potential Award
          Level             As Percentage of Base Salary
          -----             ----------------------------
          I                          100%
          II                          70%
          III                         50%
          IV                          35%
          V                           15%

A participant's Maximum Potential Award is subject to the following:

     A.   If a participant's Individual Performance Rating Percentage (see
          Section 5A) is less than 70, the Participant is not eligible to
                  --
          receive any award for the Plan Year.

     B. The aggregate of Awards earned in any Plan Year under this Plan shall not exceed 7.5% of the Net Income of the Company (without reduction for dividends, if any, or other distributions, if any, to shareholders), as determined by its independent accountants in accordance with generally accepted accounting principles consistently applied and as reported in the Company financial statements for the Plan Year. Awards shall be reduced pro-rata among all Participants receiving awards based upon the ratio of the Participant's award before the 7.5% of net income limitation to the aggregate of all awards before the 7.5% of net income limitation.

5.   AMOUNT OF AWARD
     ---------------

A Participant's Award under this Plan shall be the sum of two parts; an Individual Performance Award calculated pursuant to Section 5(A) and a Quantitative Award calculated pursuant to Section 5(B). Provided however, the aggregate of all awards for any Plan Year will not exceed the net income limitations provided by Section 4(B).

A Participant's level of participation in the Plan will determine how much of his/her annual award will be based on Individual Performance Criteria (5A) and how much will be based on Quantitative criteria (5B). The chart below shows the allocation by Plan Level. These percentages may be modified from time to time by the Board. Any modifications shall be made prior to the beginning of the Plan Year.

                    Individual     Quantitative
                    Performance     Measurement
     Level           Criteria         Criteria
     -----           --------         --------

     Level I             0%              100%
     Level II            0%              100%
     Level III          20%               80%
     Level IV           25%               75%
     Level V            25%               75%

Attachment A reflects these percentages as the maximum percentage of base pay a Participant can receive under each part.

     A. Part 1 of the Award shall be an Individual Performance Award. At the beginning of each Plan Year the Company President and Chief Executive Officer or the Participant's immediate supervisor will meet with each participant to set Individual Performance Goals for such year. The goals established will be documented on a 1993 Incentive Compensation Plan Goals form for the year. This document must be signed by the Participant as acknowledgment of what is expected and approved by the Participant's immediate supervisor, the Company Vice President-HR and the Company President and Chief Executive Officer.

          The performance of the Participant for such Plan Year will be evaluated with respect to the performance goals established at the beginning of the Plan Year. A performance rating for each Participant will be determined. The Individual Performance Award, if any, earned by the Participant will be based on the rating. The evaluation of a Participant's performance in achieving his/her goals will be subjective and the Performance Rating Percentage, as determined by the President/CEO of the Company and approved by the Board, shall be conclusive. The percentage of the Individual Performance Award earned will be based on the following chart. These percentages may be modified from time to time by the Board. Any modifications shall be made prior to the beginning of the Plan Year.

               Performance Rating        Percentage of Individual
                  Percentage             Performance Award Earned
                  ----------             ------------------------
                  Less than 70                       -0-
                   70-74                             30%
                   75-79                             44%
                   80-84                             58%
                   85-89                             72%
                   90-94                             86%
                   95-and above                     100%

A minimum Performance Rating Percentage of 70% will be required for any award to be earned for a Plan Year.

     B. Part 2 of the Award shall be a Quantitative Award. Quantitative Awards will be determined upon the achievement of various measurable goals. These goals will be established prior to the beginning of each Plan Year. Participant's awards will be based upon the achievement of different goals, depending on whether the Participant is a Corporate Participant, Subsidiary Participant or a Divisional Participant and the position held. The following chart shows the weighting each goal has in the determination of each Participant's potential Quantitative Award. These weightings may be modified from time to time by the Board. Any modification shall be made prior to the beginning of the Plan Year.

                                     GOALS
--------------------------------------------------------------------------------
                   Return On    Total Cost      Total     Lost Time
Participant          Equity    Per Ton Sold   Tons Sold   Accidents   Total
-----------          ------    -------------  ---------   ---------   -----
Corporate
Participant            100%                                             100%

Unit Subsidiary
President               80%           10%          6%          4%       100%

Other Unit
Subsidiary
Participants            50%           25%         15%         10%       100%

Division
President               50%           25%         10%         15%       100%

Other
Division
Participants            25%           50%         10%         15%       100%

     __________________________________________________________________
     Attachment B reflects these percentages as the maximum percentage of Base Pay a Participant can receive for each goal.

          1.   RETURN ON EQUITY GOAL

               Prior to the beginning of each Plan Year, the Board shall set a Hurdle and Target level for Return On Equity to be achieved by the Company. The portion of a Participant's award determined by Return On Equity will be multiplied by the product of the following formula. The result will equal the portion of award based upon Return On Equity.

                    Formula = 20% + [(A-H)/(T-H) * 80%]
                    Where:
                         A = Actual Return on Equity
                         H = Return on Equity Hurdle Rate
                         T = Return on Equity Target Rate
               The Actual Return on Equity must equal or exceed the Hurdle Return on Equity before an award will be earned under this section.

               The average of the beginning of the year equity and the end of the year equity will be used in determining the actual return on equity.

          2.   TOTAL COST PER TON SOLD GOAL

               Prior to the beginning of the Plan Year, the Board shall set a Total Cost per Ton Sold goal for each captive and contract mine. The Total Cost Per Ton Sold Goal will equal the amount approved by the Board in the final Budget for the Plan Year unless otherwise directed by the Board. The portion of a Participant's award based upon Total Cost Per Ton Sold Goal will be determined by the following formula.

          Actual Cost Per Ton                     Percentage of Goal Earned
          -------------------                     -------------------------
          If A = B                                          50%

          If A less than B                             The Lesser of:
                                                  .50+(50* (1 - A/B))or 110%

          If A greater than B                          .50-(25* (A/B-1))
                                                    but no less than zero

               Where:
                    A = Actual Total Cost Per Ton
                    B = Budgeted Total Cost Per Ton

          Formulas will be reviewed annually before the beginning of the Plan Year to determine the appropriateness for the Plan Year.

     3.   TOTAL TONS SOLD GOAL

          Prior to the beginning of the Plan Year, the Board shall set a Total Tons Sold Goal for each captive and contract mine. The Total Tons Sold amount will equal the amount approved by the Board in the final Budget for the Plan Year unless otherwise directed by the Board. The portion of a participant's award based upon Total Tons Sold Goal will be determined by the following formula.

          Actual Cost Per Ton                     Percentage of Award
          -------------------                     -------------------
          If A = B                                        50%

          If A greater than B                       The Lesser of:
                                                .50+(5*(A/B-1)) or 110%

          If A less than B                          .50-(2.5*(1-A/B))
                                                 but no less than zero

          Formulas will be reviewed annually before the beginning of the Plan Year to determine the appropriateness for the Plan Year.

          4.   LOST TIME ACCIDENT RATE GOAL

               Prior to the beginning of the Plan Year, the Board shall set a Target Lost Time Accident Rate Goal for each captive mine. The portion of a Participant's award based upon the Lost Time Accident Rate Goal will be determined by the following chart:

               Lost Time Accident Rate              Percentage of Goal Earned
               -----------------------              -------------------------
          Better Than Targeted Rate                           100%
          Better Than Targeted Rate by 10% or more            110%
          Lags Targeted Rate by less than 10%                  75%
          Lags Targeted Rate by more than 10%                   0%

               The Targeted Lost Time Accident Rate must be better than the prior Plan Year incident rate by at least 10% (if possible) and must at least equal the most recently published National Average Incident Rate for similar operations.

               No awards will be earned under this section for any participant of a Division, if the Division incurs a fatality during the Plan Year.

     C.   ADDITIONAL RULES

          1. In no event can the awards determined by the attainment of the goals established in Sections 5(B)2, 5(B)3 and 5(B)4 exceed 100% of the Maximum Potential Award achievable under Sections 5(B)2, 5(B)3 and 5(B)4.

          2. The goals established in Sections 5(B)2, 5(B)3 and 5(B)4 for Participants who possess responsibility for multiple mines will equal the weighted average composite goal of the mines they are responsible for. The goals for Unit Subsidiary Participants shall equal the weighted average composite goal of all Divisions of the Unit Subsidiary.

          3. If a person ceases to be a Participant prior to receiving an award for a Plan Year (other than for death or disability) the Board shall determine in its discretion to what extent, if any, an Award shall be payable under the Plan.

          4. The Board shall approve any and all payments under this Plan and reserves the discretionary right to adjust, modify or eliminate any awards which would otherwise be payable under the Plan.

          5.   Awards determined under this section will only be earned if:
               A.   They are approved by the Board.
               B. The participant continues to be employed by the Company or one of its subsidiaries through the day the approved awards are actually paid.

          Any rights a participant may have to receive an award will be forfeited if the participant's full-time employment is terminated prior to the actual date of payment.

     6. Any misrepresentations or manipulations of the numbers used in the determination of a Quantitative Award by a Plan participant will jeopardize 100% of that individual's award for the Plan Year and, at the Board's discretion, the Subsequent Plan Year. The Board reserves the right to modify any calculations that have been found to be manipulated to arrive at equitably quantified results.

6.   PAYMENT OF AWARD
     ----------------

     The Incentive Compensation Award, if any, earned in accordance with Section 5 shall be paid in cash by the Company to the Participant within 30 days after approval by the Board.

7.   DEFERRAL OF AWARD
     -----------------

     Prior to the beginning of a Plan Year, a Participant may elect in writing to defer all or a portion of his/her award earned during the Plan Year. The election must include:

          1.   The amount or portion of the award to be deferred.
          2.   How long the award should be deferred.

     Once the election is made, it shall be binding until the expiration of the elected deferral period. Deferred awards will become general obligations of the Company and will accrue simple interest using the monthly Wall Street Journal prime rate. Deferred amounts plus accrued interest will be paid to the participant in a lump sum within 30 days of the expiration of the elected deferral period.

8.   DEATH OR DISABILITY
     -------------------

     In the event of a Participant's or Prior Participant's death or permanent and total disability prior to receiving his Award, such Award shall be paid to the Participant or Prior Participant or the Participant's or Prior Participants designated beneficiary (or to his estate in the event the Participant or Prior Participant dies without previously having designated in writing to the Company a beneficiary), as soon as practicable after the end of the fiscal year in which such event occurs.

9.   AMENDMENT OR TERMINATION OF THE PLAN
     ------------------------------------

     The Board reserves the right to terminate or amend the Plan, in whole or in part, at any time and from time to time, provided that no amendment or termination shall adversely affect any previously earned Award.

10.  TERMINATION OF THE PLAN
     -----------------------

     The Plan shall remain in effect and Awards hereunder may be earned on and after January 1, 1993, until the Plan shall be terminated by the Board.


     IN WITNESS WHEREOF, the Company has executed this Plan this 25th day of May, 1993.


     ARCH MINERAL CORPORATION


     By:  /s/ Michael O. McKown


ATTEST:


/s/  Jeffry N. Quinn

ARCH MINERAL CORPORATION
1993 INCENTIVE COMPENSATION PLAN
ATTACHMENT A


                              INITIAL PLAN LEVELS

LEVEL 1

1.   Company President and CEO.

LEVEL 2

1.   Direct reports to the Company President and CEO.

     a. The Direct report must hold a position at the Vice President level or above.

2. Unit Subsidiary Presidents of Apogee Coal Company and Catenary Coal Holdings Company.

LEVEL 3

1.   Division Presidents of Apogee Coal Company and Catenary Coal Holdings
     Company.

     a. This would include Arch of Illinois, Arch of West Virginia, Arch of Kentucky, Arch of Wyoming and Catenary Coal Company.

2.   Subsidiary Presidents of Arch Coal Sales Company and Arkland and Geology.

3.   Company full VPs not in Level 2.

LEVEL 4

1. Coal Producing Divisional VPs and Mine Managers directly responsible for five year Average Budgeted Costs exceeding $20MM per year.

2. Apogee Coal Company's and Catenary Coal Holdings Company's VP of Operations, VP of Accounting and Finance, and VP of Engineering (if applicable).

3. Subsidiary Presidents of R&H Service and Supply and Arch Transportation Company.

4.   Certain Subsidiary VPs, Corporate VPs, AVPs and Directors (see Attachment
     C).

ARCH MINERAL CORPORATION
1993 INCENTIVE COMPENSATION PLAN
ATTACHMENT B   1 OF 2

                         PERCENTAGE OF AWARD BASED ON EACH CRITERIA
CRITERIA              LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4   LEVEL 5
--------              -------   -------   -------   -------   -------
CORPORATE
---------
PARTICIPANT:
------------

INDIVIDUAL              0.00%     0.00%    20.00%    25.00%    25.00%
PERFORMANCE

RETURN ON EQUITY      100.00%   100.00%    80.00%    75.00%    75.00%
                      -------   -------   -------   -------   -------
     TOTAL            100.00%   100.00%   100.00%   100.00%   100.00%
                      =======   =======   =======   =======   =======

SUBSIDIARY
----------
PARTICIPANT:
------------

INDIVIDUAL                        0.00%    20.00%    25.00%    25.00%
PERFORMANCE

RETURN ON EQUITY                 80.00%    40.00%    37.50%    37.50%

TOTAL COST PER                   10.00%    20.00%    18.75%    18.75%
TON SOLD

TOTAL TONS SOLD                   6.00%    12.00%    11.25%    11.25%

LOST TIME ACCIDENT                4.00%     8.00%     7.50%     7.50%
RATE                              -----     -----     -----     -----

     TOTAL               N/A    100.00%   100.00%   100.00%   100.00%
                         ===    =======   =======   =======   =======

DIVISIONAL
----------
PARTICIPANT:
------------

INDIVIDUAL                                 20.00%    25.00%    25.00%
PERFORMANCE

RETURN ON EQUITY                           50.00%    18.75%    18.75%

TOTAL COST PER                             20.00%    37.50%    37.50%
TON SOLD

TOTAL TONS SOLD                             4.00%     7.50%     7.50%

LOST TIME ACCIDENT                          6.00%    11.25%    11.25%
RATE                                        -----    ------    ------

     TOTAL               N/A       N/A    100.00%   100.00%   100.00%
                         ===       ===    =======   =======   =======

ARCH MINERAL CORPORATION
1993 INCENTIVE COMPENSATION PLAN
ATTACHMENT B  2 OF 2

                            MAXIMUM % OF BASE PAY EARNED BY CRITERIA

CRITERIA                LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4   LEVEL 5
--------                -------   -------   -------   -------   -------
MAXIMUM AWARD AS        100.00%    70.00%    50.00%    35.00%    25.00%
A % OF BASE PAY

CORPORATE
---------
PARTICIPANT:
------------

INDIVIDUAL                0.00%     0.00%    10.00%     8.75%     6.25%
PERFORMANCE
                        100.00%    70.00%    40.00%    26.25%    18.75%
RETURN ON EQUITY        -------    ------    ------    ------    ------

     TOTAL              100.00%    70.00%    50.00%    35.00%    25.00%
                        =======    ======    ======    ======    ======

SUBSIDIARY
----------
PARTICIPANT:
------------

INDIVIDUAL                          0.00%    10.00%     8.75%     6.25%
PERFORMANCE

RETURN ON EQUITY                   56.00%    20.00%    13.13%     9.38%

TOTAL COST PER                      7.00%    10.00%     6.56%     4.69%
TON SOLD

TOTAL TONS SOLD                     4.20%     6.00%     3.94%     2.81%

LOST TIME ACCIDENT                  2.80%     4.00%     2.62%     1.87%
RATE                                -----     -----     -----     -----

     TOTAL                 N/A     70.00%    50.00%    35.00%    25.00%
                           ===     ======    ======    ======    ======

DIVISIONAL
----------
PARTICIPANT:
------------

INDIVIDUAL                                   10.00%     8.75%     6.25%
PERFORMANCE

RETURN ON EQUITY                             25.00%     6.56%     4.69%

TOTAL COST PER                               10.00%    13.13%     9.38%
TON SOLD

TOTAL TONS SOLD                               2.00%     2.62%     1.87%

LOST TIME ACCIDENT                            3.00%     3.94%     2.81%
RATE                                          -----     -----     -----

     TOTAL                 N/A       N/A     50.00%    35.00%    25.00%
                           ===       ===     ======    ======    ======

ARCH MINERAL CORPORATION
1993 INCENTIVE COMPENSATION PLAN
ATTACHMENT C


CRITERIA FOR CORPORATE AVP AND DIRECTOR'S PLACEMENT BETWEEN LEVEL 4 AND LEVEL 5.

1.   External Equity

     Comparison between Position Grade midpoint to External Total Pay at the 75th percentile.

2.   Internal Equity

     If the position is unique to the Company and accurate external comparisons can not be made, the position will be slotted in the level where other equivalent positions in the Company have been placed.

3.   Organizational Reporting Tier

     Tier meaning CEO is Tier 1; Direct reports Tier 2 and so on.

     Must be at least Tier 4 to be placed in ICP Level 4 and at least Tier 5 to be placed in ICP Level 5.

4. Level 4 should include only those individuals who have a discrete functional area of responsibility.

5. Level 4 should include only those individuals who potentially have responsibility for at least $20MM in annual expenditures.

Employees in positions not meeting criteria for participation in the plan could be selected for participation if the following conditions are met:

     A. The employee's current position is at least Grade 12 and a manager title.

     B.   The employee has been identified as a high potential individual.

     C. Employee's performance rating for the most current rating period was commendable or higher.

LEVEL 5

1. Coal Producing Division VPs and Mine Managers directly responsible for five year Average Budgeted Costs less than $20MM per year.

2. Divisional VPs and Managers of Contract Operations with Average Budgeted Costs exceeding $20MM per year.

3. Apogee Coal Company's and Catenary Coal Holdings Company's Top Employee Relations position.

4.   Other Company AVPs and Directors not in Level 4.

5.   Other employee's who meet certain additional criteria (See Attachment C).

                  AMENDMENT NO. 1 TO ARCH MINERAL CORPORATION
                       1993 INCENTIVE COMPENSATION PLAN


     1. The chart set forth at the end of the second paragraph of Section 5 is hereby deleted in its entirety and replaced by the following chart:

                                  Individual   Quantitative
                                 Performance    Measurement
          Level                    Criteria      Criteria
          -----                    --------      --------
          Level I                    10%            90%

          Level II                   20%            80%

          Level III                  20%            80%

          Level IV                   25%            75%

          Level V                    25%            75%

     2. Attachment B to the 1993 Incentive Compensation Plan is hereby deleted in its entirety and the material attached hereto and labeled "Arch Mineral Corporation, 1993 Incentive Compensation Plan, Revised Attachment B" is hereby adopted and incorporated into the 1993 Incentive Compensation Plan.

     3. As amended the Arch Mineral Corporation 1993 Incentive Compensation Plan shall remain in full force and effect in all respects.

ARCH MINERAL CORPORATION
1993 INCENTIVE COMPENSATION PLAN
ATTACHMENT B  1 OF 2


                           PERCENTAGE OF AWARD BASED ON EACH CRITERIA

CRITERIA                   LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4   LEVEL 5
--------                   -------   -------   -------   -------   -------
CORPORATE PARTICIPANT:
----------------------

INDIVIDUAL PERFORMANCE       10.00%    20.00%    20.00%    25.00%    25.00%

RETURN ON EQUITY             90.00%    80.00%    80.00%    75.00%    75.00%
                            ------    ------    ------    ------   -------

       TOTAL                100.00%   100.00%   100.00%   100.00%   100.00%
                            ======    ======    ======    ======   =======

SUBSIDIARY PARTICIPANT:
-----------------------

INDIVIDUAL PERFORMANCE                 20.00%    20.00%    25.00%    25.00%

RETURN ON EQUITY                       60.00%    40.00%    37.50%    37.50%

TOTAL COST PER TON SOLD                10.00%    20.00%    18.75%    18.75%

TOTAL TONS SOLD                         6.00%    12.00%    11.25%    11.25%

LOST TIME ACCIDENT RATE                 4.00%     8.00%     7.50%     7.50%
                            ------    ------    ------    ------   -------

       TOTAL                  N/A     100.00%   100.00%   100.00%   100.00%
                            =====     ======    ======    ======   =======

DIVISIONAL PARTICIPANT:
-----------------------

INDIVIDUAL PERFORMANCE                           20.00%    25.00%    25.00%

RETURN ON EQUITY                                 50.00%    18.75%    18.75%

TOTAL COST PER TON SOLD                          20.00%    37.50%    37.50%

TOTAL TONS SOLD                                   4.00%     7.50%     7.50%

LOST TIME ACCIDENT RATE                           6.00%    11.25%    11.25%
                            ------    ------    ------    ------   -------

       TOTAL                  N/A       N/A     100.00%   100.00%   100.00%
                            ======   =======    ======    ======   =======

ARCH MINERAL CORPORATION
1993 INCENTIVE COMPENSATION PLAN
ATTACHMENT B  2 OF 2


                           MAXIMUM % BASE PAY EARNED BY CRITERIA

CRITERIA                   LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4   LEVEL 5
--------                   -------   -------   -------   -------   -------
MAXIMUM AWARD AS A %
       OF BASE PAY          100.00%    70.00%    50.00%    35.00%    25.00%

CORPORATE PARTICIPANT:
----------------------

INDIVIDUAL PERFORMANCE       10.00%    14.00%    10.00%     8.75%     6.25%

RETURN ON EQUITY             90.00%    56.00%    40.00%    26.25%    18.75%
                            ------     -----     -----     -----   -------

       TOTAL                100.00%    70.00%    50.00%    35.00%    25.00%
                            ======     =====     =====     =====   =======

SUBSIDIARY PARTICIPANT:
-----------------------

INDIVIDUAL PERFORMANCE                 14.00%    10.00%     8.75%     6.25%

RETURN ON EQUITY                       42.00%    20.00%    13.13%     9.38%

TOTAL COST PER TON SOLD                 7.00%    10.00%     6.56%     4.69%

TOTAL TONS SOLD                         4.20%     6.00%     3.94%     2.81%

LOST TIME ACCIDENT RATE                 2.80%     4.00%     2.62%     1.87%
                            ------     -----     -----     -----   -------

       TOTAL                  N/A      70.00%    50.00%    35.00%    25.00%
                           ======      =====     =====     =====   =======

DIVISIONAL PARTICIPANT:
-----------------------

INDIVIDUAL PERFORMANCE                           10.00%     8.75%     6.25%

RETURN ON EQUITY                                 25.00%     6.56%     4.69%

TOTAL COST PER TON SOLD                          10.00%    13.13%     9.38%

TOTAL TONS SOLD                                   2.00%     2.62%     1.87%

LOST TIME ACCIDENT RATE                           3.00%     3.94%     2.81%
                            ------     -----     -----     -----   -------

       TOTAL                  N/A       N/A      50.00%    35.00%    25.00%
                           ======    ======      =====     =====   =======